UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 14, 2016

SIGMATRON INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-23248	36-3918470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2201 Landmeier Road, Elk Grove Village, Illinois 60007
(Address of Principal Executive Offices) (Zip Code)

(847) 956-8000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 14, 2016, SigmaTron International, Inc. issued a press release announcing its financial results for the quarter ended January 31, 2016.  A copy of the press release is attached hereto as Exhibit 99.1.  The attached exhibit is provided under Item 2.02 of Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
Exhibit No.	Description
Exhibit 99.1	SigmaTron International, Inc. press release dated March 14, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGMATRON INTERNATIONAL, INC.

Date: March 14, 2016	By:	/s/ Gary R. Fairhead
Name: Gary R. Fairhead
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	SigmaTron International, Inc. press release dated March 14, 2016.